INTEGRATED LIVING COMMUNITIES, INC.
                                  SUBSIDIARIES

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                                                                            NAME UNDER WHICH
          COMPANY                                         STATE OF           SUBSIDIARY DOES
                                                        INCORPORATION           BUSINESS
Integrated Living Communities of Beth Avot, Inc.           Delaware                *
Integrated Living Communities of Castro Valley, Inc.       Delaware                *
Integrated Living Communities of Escondido, Inc.           Delaware                *
Integrated Living Communities of Hemet, Inc.               Delaware                *
Integrated Living Communities of Merced, Inc.              Delaware                *
Integrated Living Communities of Oakland, Inc.             Delaware                *
Integrated Living Communities of Rancho Bernardo           Delaware                *
Integrated Living Communities of San Bernadino, Inc.       Delaware                *
Integrated Living Communities of Walnut Creek, Inc.        Delaware                *
Integrated Living Communities of Yorba Linda, Inc.         Delaware                *
Integrated Management of Carrington Pointe, Inc.           Delaware                *
Integrated Living Communities of Colorado Springs, Inc.    Delaware                *
Integrated Living Communities at Cabot Pointe, Inc.        Delaware                *
Integrated Living Communities of Boynton Beach, Inc.       Delaware                *
Integrated Living Communities of Bradenton, Inc.           Delaware                *
Integrated Living Communities Holding, Inc.                Delaware                *
Integrated Living Communities of Jacksonville Beach, Inc.  Delaware                *
Integrated Living Communities of Sarasota, Inc.            Florida                 *
Integrated Living Communities of St. Petersburg, Inc.      Delaware                *
Integrated Living Communities of TarponSprings, Inc.       Delaware                *
Integrated Living Communities of West Palm Beach, Inc.     Delaware                *
Integrated Living Communities Retirement Mgmt., Inc.       Delaware                *
West Palm Beach Condomiunium Association, Inc.             Delaware                *
Integrated Living Communities of Live Oak, Inc.            Delaware                *
Integrated Living Communities of Milledgeville, Inc.       Delaware                *
Integrated Living Communities of Barrington, Inc.          Delaware                *
Integrated Living Communities at Terrace Gardens, Inc.     Delaware                *
Integrated Living Communities at Wichita, Inc.             Delaware                *
Integrated Living Communities at Garden City, Inc.         Delaware                *
Integrated Living Communities of Great Bend, Inc.          Delaware                *
Integrated Living Communities of Hutchinson, Inc.          Delaware                *
Integrated Living Communities of Leavenworth, Inc.         Delaware                *
Integrated Living Communities of Manhattan, Inc.           Delaware                *
Integrated Living Communities of Alexandria, Inc.          Delaware                *
Integrated Living Communities of Baton Rouge, Inc.         Delaware                *
Integrated Living Communities of Bossier, Inc.             Delaware                *
Integrated Living Communities of Lafayette, Inc.           Delaware                *
Integrated Living Communities of Lake Charles, Inc.        Delaware                *
Integrated Living Communities of Quail Acres, Inc.         Delaware                *
Integrated Living Communities of Shreveport, Inc.          Delaware                *
Integrated Living Communities at Denton (MD), Inc.         Delaware                *
Integrated Living Communities of Missouri, Inc.            Delaware                *
Integrated Living Communities of Columbus, Inc.            Delaware                *


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Integrated Living Communities of Freemont, Inc.            Delaware                *
Integrated Living Communities of Grand Island, Inc.        Delaware                *
Integrated Living Communities of Hastings, Inc.            Delaware                *
Integrated Living Communities of Kearney, Inc.             Delaware                *
Integrated Living Communities of Norfolk, Inc.             Delaware                *
Integrated Living Communities of Lenior, Inc.              Delaware                *
Integrated Living Communities of Marion, Inc.              Delaware                *
Integrated Living Communities of Mt. Airy, Inc.            Delaware                *
Integrated Living Communities of North Carolina, Inc.      Delaware                *
Integrated Living Communities of Luzerne, Inc.             Delaware                *
Integrated Living Communities of South Carolina, Inc.      Delaware                *
Integrated Living Communities of West Columbia, Inc.       Delaware                *
Integrated Living Communities of Bedford, Inc.             Delaware                *
Integrated Living Communities of Brentwood, Inc.           Delaware                *
Integrated Living Communities of Dallas, Inc.              Delaware                *
Integrated Living Communities of Denton (Texas), Inc.      Delaware                *
Integrated Living Communities of Fort Worth, Inc.          Delaware                *
Integrated Living Communities of Grand Prairie, Inc.       Delaware                *
Integrated Living Communities of Henderson, Inc.           Delaware                *
Integrated Living Communities of McKinney, Inc.            Delaware                *
Integrated Living Communities of New Braunfels, Inc.       Delaware                *
Integrated Living Communities of Oakwell, Inc.             Delaware                *
Regency Assisted Living, Ltd.                              Delaware                *
Riverchase Assisted Living, Ltd.                           Delaware                *
Parc Chateau Assisted Living, Ltd.                         Delaware                *
Integrated Living Communities of San Antonio               Delaware                *
Integrated Living Communities of Southlake, Inc.           Delaware                *
Integrated Living Communities of Gloucester, Inc.          Delaware                *
Integrated Living Communities of Portsmouth, Inc.          Delaware                *
Integrated Living Communities of Redgate, Inc.             Delaware                *
Integrated Living Communities of Virginia Beach, Inc.      Delaware                *

* Subsidiary does business under its corporate name
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